EXCHANGE TRADED CONCEPTS TRUST II

Horizons S&P Financial Select Sector Covered Call ETF
(the “Fund”)

Supplement dated March 13, 2015 to the Prospectus
and Statement of Additional Information dated August 28, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, and at the recommendation of Exchange Traded Concepts, LLC, the investment adviser to the Fund, and Horizons ETFs Management (USA) LLC, the sub-adviser to the Fund, the Board of Trustees of Exchange Traded Concepts Trust II has approved the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about March 26, 2015 (the “Liquidation Date”).

The last day of trading of the Fund’s shares on the NYSE Arca is expected to be March 20, 2015 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the Last Trading Date and the Liquidation Date, the Fund will increase its cash holdings in contemplation of its liquidation. As a result, through the Liquidation Date, the Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, please call (855) 496-3837 or visit www.HorizonsETFs.com/USA.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE